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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: AUGUST 30, 1997

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                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Delaware                     0-26802                       31-1013521
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(STATE OR OTHER           (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 1, 1997, CheckFree Corporation, a Delaware corporation ("CheckFree"), Servantis Systems Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of CheckFree ("Servantis"), Servantis Systems, Inc., a Georgia corporation and a wholly owned subsidiary of Servantis ("SSI"), London Bridge Software Holdings plc, an English corporation ("LBSH"), and LBSS, Inc., a Delaware corporation and a wholly owned subsidiary of LBSH ("LBSS"), entered into an Asset Purchase Agreement, dated as of July 1, 1997 (the "Agreement"), whereby CheckFree agreed to sell its Recovery Management Software business to LBSS (the "Divestiture").

         The Divesture was completed on August 30, 1997 (the "Closing Date"). The total consideration paid by LBSS was $33.45 million. LBSS could also pay CheckFree an additional $1.5 million depending on the achievement of certain sales targets for the period ending on June 30, 1998. In addition, LBSS assumed certain specified liabilities of Servantis related to the Divesture, with such liabilities specifically defined in the Agreement.

         The transaction was approved by the board of directors of CheckFree, Servantis, SSI, LBSH, and LBSS. The transaction was accomplished through arms-length negotiations between the management of all the parties to the Agreement.

         The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 2 to this report.


ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                        Description

                  2 Asset Purchase Agreement, dated as of July 1, 1997, among CheckFree Corporation, Servantis Systems Holdings, Inc., Servantis Systems, Inc., London Bridge Software Holdings plc., and LBSS, Inc. (Previously filed as Exhibit 2 to Form 8-K, filed with the Securities and Exchange Commission on July 3, 1997, and incorporated herein by reference.)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHECKFREE CORPORATION


Date:  September 4, 1997                     By:  /s/ Allen L. Shulman
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                                                 Allen L. Shulman
                                                 Senior Vice President and
                                                 General Counsel

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                                  EXHIBIT INDEX


Exhibit No.       Description                                           Page

   2 Asset Purchase Agreement, dated as of July 1, 1997, among CheckFree Corporation, Servantis Systems Holdings, Inc., Servantis Systems, Inc., London Bridge Software Holdings plc., and LBSS, Inc. (Previously filed as Exhibit 2 to Form 8-K, filed with the Securities and Exchange Commission on July 3, 1997, and incorporated herein by reference.)

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